UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Avenue, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 645-2111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.08 per share	BMRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Biomerica, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) on December 12, 2025. As of October 15, 2025, the record date for the 2025 Annual Meeting, the Company had 2,947,966 shares of common stock outstanding and entitled to vote, of which 1,554,917 shares of common stock were present in person or represented by proxy and entitled to vote at the 2025 Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the 2025 Annual Meeting.

Proposal No. 1: The Company’s stockholders elected each of the five nominees named below to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders of the Company and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Zackary Irani	428,961	76,998	1,048,958
Allen Barbieri	381,206	124,753	1,048,958
Eric Bing Chin, CPA	388,403	117,556	1,048,958
Gary Huff	422,680	83,279	1,048,958
David Moatazedi	361,240	144,719	1,048,958

Proposal No. 2: The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
411,157	87,344	7,458	1,048,958

Proposal No. 3: The Company’s stockholders ratified the selection of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
1,472,716	73,443	8,758	—

Proposal No. 4: The Company’s stockholders approved the amendment to the Company’s 2024 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2024 Stock Incentive Plan by 200,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
371,339	131,430	3,190	1,048,958

Proposal No. 5: The Company’s stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize the Board, at their discretion, to effect an increase in the number of authorized shares of the Company’s common stock from 25,000,000 to 300,000,000.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
1,028,102	513,650	13,165	—

Proposal No. 6: The Company’s stockholders approved an adjournment of the Annual Meeting, if necessary or appropriate, including to establish a quorum.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
1,349,014	187,592	18,311	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Date: December 16, 2025	By:	/s/ Zackary S. Irani
Zackary S. Irani
Chief Executive Officer